Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	June 17, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	May 1, 2002	Previous Distribution Date:	May 15, 2002
Collection Period End Date:	May 31, 2002	Previous Collection Period End Date:	April 30, 2002

A. Initial Bond Characteristics		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP

i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances		Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
		5/15/02	6/17/02	5/15/02	6/17/02	5/15/02	6/17/02

i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	240,371,838	218,134,795	76.31%	69.25%	—	—
iv.	Class A-4 Notes	103,640,000	103,640,000	100.00%	100.00%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75	% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	June 17, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	May 1, 2002	Previous Distribution Date:	May 15, 2002
Collection Period End Date:	May 31, 2002	Previous Collection Period End Date:	April 30, 2002

E. Portfolio Characteristics		Initial Balance 09/30/00	Balance as of		Percent of Original as of
			4/30/02	5/31/02	4/30/02	5/31/02

i.	Principal Balance	$950,415,639	$392,406,946	$369,422,923	41.29%	38.87%
ii.	Number of Contracts	73,293	42,574	40,969	58.09%	55.90%
iii.	Weighted Average Coupon (WAC)	9.44%	9.48%	9.49%
iv.	Weighted Average Original Term	61.40	62.42	62.49
v.	Weighted Average Remaining Term	49.40	34.95	34.23
vi.	Weighted Average Seasoning	12.00	27.46	28.25

F. Portfolio Performance		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		4/30/02	5/31/02	4/30/02	5/31/02	4/30/02	5/31/02	4/30/02	5/31/02

i.	30-59 Days Delinquent	571	624	1.34%	1.52%	$5,252,997	$5,770,589	1.34%	1.56%
ii.	60-89 Days Delinquent	173	154	0.41%	0.38%	1,418,677	1,388,234	0.36%	0.38%
iii.	90-119 Days Delinquent	49	63	0.12%	0.15%	406,020	414,957	0.10%	0.11%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	13	8	0.03%	0.02%	148,754	88,265	0.04%	0.02%
vi.	Repo In Inventory (Not Charged-Off)	22	27	0.05%	0.07%	267,076	340,411	0.07%	0.09%
vii.	Gross Charge-Offs in Period	60	60	0.14%	0.15%	425,735	417,869	0.11%	0.11%

G. Portfolio Charge-Offs		$		% of Original Balance
		4/30/02	5/31/02	4/30/02	5/31/02

i.	Gross Charge-Offs In Period	$425,735	$417,869	0.045%	0.044%
ii.	Cumulative Gross Charge-Offs	9,083,616	9,501,485	0.956%	1.000%
iii.	Net Losses In Period	206,666	227,460	0.022%	0.024%
iv.	Cumulative Net Losses	6,310,801	6,538,261	0.664%	0.688%

H. Pool Collections

i.	Borrower Interest Collections	$3,109,589.54
ii.	Borrower Principal Collections	21,549,465.84
iii.	Net Liquidation Proceeds	261,938.70
iv.	Recoveries	190,408.93
v.	Repurchase Amounts (Interest)	6,562.32
vi.	Repurchase Amounts (Principal)	754,749.59
vii.	Total Interest Collections	3,116,151.86
viii.	Total Principal Collections	22,756,563.06

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$392,406,946.44
ii.	Pool Balance Reductions from Principal Collections	22,566,154.13
iii.	Gross Charge-Offs In Period	417,869.25
iv.	Ending Pool Balance	369,422,923.06

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	June 17, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	May 1, 2002	Previous Distribution Date:	May 15, 2002
Collection Period End Date:	May 31, 2002	Previous Collection Period End Date:	April 30, 2002

J.    Total Available

i.	Total Pool Collections		$25,872,714.92
ii	Reinvestment Income from Reserve Account		3,775.27
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		25,876,490.19

K.    Waterfall
		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid

	Servicing Fee	$327,005.79
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	327,005.79	$327,005.79	$25,876,490.19	$7,128,117.29	$0.00	$327,005.79
ii.	Class A Notes Interest Distribution		1,919,905.47	25,549,484.40	7,128,117.29	0.00	1,919,905.47
	Class A Notes Balance	344,011,837.97
	Pool Balance	369,422,923.06

iii.	First Priority Principal Distribution	0.00	0.00	23,629,578.94	7,128,117.29	0.00	0.00
iv.	Class B Notes Interest Distribution		168,209.00	23,629,578.94	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	372,521,837.97
	Pool Balance	369,422,923.06

v.	Second Priority Principal Distribution	3,098,914.91	3,098,914.91	23,461,369.94	7,128,117.29	0.00	3,098,914.91
vi.	Class C Notes Interest Distribution		88,412.00	20,362,455.02	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	20,274,043.02			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	386,781,837.97
	Specified Credit Enhancement Amount	12,006,245.00
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	4,878,127.71
	Target Securities Balance	364,544,795.35

viii.	Regular Principal Distribution	19,138,127.71	19,138,127.71	20,274,043.02			19,138,127.71
ix.	Release to Seller		1,135,915.32	1,135,915.32	7,128,117.29		1,135,915.32

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	June 17, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	May 1, 2002	Previous Distribution Date:	May 15, 2002
Collection Period End Date:	May 31, 2002	Previous Collection Period End Date:	April 30, 2002

L. Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall

Total Class A Notes			$1,919,905.47	$—	$—	$1,919,905.47	$1,919,905.47	$—
Class A-1 Notes	6.745%	33	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	1,336,066.80	—	—	1,336,066.80	1,336,066.80	—
Class A-4 Notes	6.76%	30	583,838.67	—	—	583,838.67	583,838.67	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	3,098,914.91
Regular Principal Distribution	19,138,127.71

Total Principal Distribution	22,237,042.62
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	22,237,042.62
Class A-4 Notes Principal Distribution	—
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—